Exhibit 10(aal)
SUPPLEMENTAL AMENDMENT TO ACCOMMODATION AGREEMENT
          SUPPLEMENTAL AMENDMENT TO ACCOMMODATION AGREEMENT (this “Supplemental Amendment”) dated as of February 24, 2009, and effective as of the Effective Date (as hereinafter defined), among DELPHI CORPORATION, a Delaware corporation (the “Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and the subsidiaries of the Borrower signatory hereto (each a “Guarantor” and collectively the “Guarantors”), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Guarantors, the Lenders (or in the case of the Accommodation Agreement, certain Lenders), the Administrative Agent and Citicorp USA, Inc., as Syndication Agent, are parties to (a) that certain Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement, dated as of May 9, 2008 (as the same has been and may be further amended, modified or supplemented from time to time, the “Credit Agreement”) and (b) that certain Accommodation Agreement, dated as of December 12, 2008 (as the same has been amended on January 30, 2009 pursuant to the First Amendment thereto (the “First Amendment”) and may be further amended, modified or supplemented from time to time, the “Accommodation Agreement”); unless otherwise specifically defined herein, each term used herein that is defined in the Accommodation Agreement has the meaning assigned to such term in the Accommodation Agreement;
     WHEREAS, the Borrower and the Guarantors desire to modify the Accommodation Agreement and certain of the amendments made thereto pursuant to the First Amendment as provided herein;
     WHEREAS, the Required First Priority Participant Lenders and the Required Total Participant Lenders have agreed, subject to the terms and conditions hereinafter set forth, to modify the Accommodation Agreement in response to the Borrower’s request as set forth below;
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
     1. Supplemental Amendments to Accommodation Agreement. The Accommodation Agreement is hereby amended as follows:
     (a) Section 1(b) of the Accommodation Agreement is hereby amended by adding the following definitions in alphabetical order to said Section 1(b):
     “Accommodation Supplemental Amendment Effective Date” shall mean the “Effective Date” of and as defined in the Supplemental Amendment to the Accommodation Agreement.

     “March 4 Report” shall mean one or more documents delivered by the Borrower to the Administrative Agent (for posting on IntraLinks to “private-side” Lenders) containing the information set forth on Part A of Schedule I to the Supplemental Amendment to the Accommodation Agreement.
     “March 24 Report” shall mean one or more documents delivered by the Borrower to the Administrative Agent (for posting on IntraLinks to “private-side” Lenders) containing the information set forth on Part B of Schedule I to the Supplemental Amendment to the Accommodation Agreement.
     “Required Total Supplemental Amendment Participant Lenders” shall mean, at any time, Supplemental Amendment Participant Lenders holding Tranche A Loans, LC Exposure, a portion of the Tranche B Loan and a portion of the Tranche C Loan, in each case at such time representing in excess of 50% of the sum of (x) the Tranche A Total Commitment Usage held by all Supplemental Amendment Participant Lenders at such time plus (y) the Total Tranche B Commitment held by all Supplemental Amendment Participant Lenders at such time plus (z) the Total Tranche C Commitment held by all Supplemental Amendment Participant Lenders at such time.
     “Supplemental Amendment Participant Lender” shall mean any Participant Lender that executed and delivered the Supplemental Amendment to the Accommodation Agreement and any of such Lender’s successors and assigns.
     “Supplemental Amendment to the Accommodation Agreement” shall mean the Supplemental Amendment to the Accommodation Agreement, dated as of February 24, 2009.
     (b) The definition of “Accommodation Period” set forth in Section 1(b) of the Accommodation Agreement is hereby amended to read as follows:
     “Accommodation Period” shall mean the period beginning on the Accommodation Effective Date and ending on the earliest to occur of:
     (i) June 30, 2009; provided, that if the Borrower shall not have either (a) received, on or prior to April 2, 2009, binding commitments, subject to customary conditions, for debt and equity financing sufficient for the Borrower and the Guarantors to emerge from Chapter 11 pursuant to a Qualifying Reorganization Plan or (b) (x) filed with the Bankruptcy Court, on or prior to April 2, 2009, a Reorganization Plan that becomes a Satisfactory Reorganization Plan within 10 Business Days after such filing and (y) obtained entry by the Bankruptcy Court of a Plan Order, on or prior to May 2, 2009, with respect to such Satisfactory Reorganization Plan, then the date set forth in this clause (i) shall be May 5, 2009;
     (ii) the occurrence of an Automatic Accommodation Termination Default and the continuance of such Automatic Accommodation Termination Default for more than five (5) Business Days;
     (iii) the delivery by the Administrative Agent to the Borrower of a written notice terminating the Accommodation Period pursuant to Section 2(b) hereof; and
     (iv) the Consummation Date.”
     (c) Section 3(m) of the Accommodation Agreement is hereby amended to read in its entirety as follows:
“(m)(i) The Borrower shall apply the aggregate amount held in all Incremental Borrowing Base Cash Collateral Accounts to the repayment of Obligations in accordance with Section 2.19(b) of the Credit Agreement:
(A) on February 18, 2009 unless the Borrower shall have delivered to the Administrative Agent the February 17 Report on or prior to February 17, 2009, or
(B) if such amount has not been previously applied to the repayment of Obligations pursuant to this Section 3(m), on February 23, 2009 unless the Borrower shall have delivered to the Administrative Agent the February 20 Report on or prior to February 20, 2009, or
(C) if such amount has not been previously applied to the repayment of Obligations pursuant to this Section 3(m), within one Business Day after the Administrative Agent shall have notified the Borrower in writing, on or prior to March 6, 2009, that the February 17 Report and/or the February 20 Report is not satisfactory to the Required Total First Amendment Participant Lenders, or
(D) if such amount has not been previously applied to the repayment of Obligations pursuant to this Section 3(m), on March 24, 2009 unless the condition set forth in Section 3(e)(iv)(A) above shall be satisfied on such date, or
(E) if such amount has not been previously applied to the repayment of Obligations pursuant to this Section 3(m), within one Business Day after the Administrative Agent shall have notified the Borrower in writing, on or after March 25, 2009 but on or prior to April 7, 2009, that the Required Total Supplemental Amendment Participant Lenders have requested such application, unless the Borrower shall have delivered to the Administrative Agent the March 24 Report on or prior to March 24, 2009, or
(F) if such amount has not been previously applied to the repayment of Obligations pursuant to this Section 3(m), on April 3, 2009 unless a new Reorganization Plan or modifications to the Existing Reorganization Plan have been filed with the Bankruptcy Court on or prior to April 2, 2009, or
(G) if such amount has not been previously applied to the repayment of Obligations pursuant to this Section 3(m), within one Business Day after the Administrative Agent shall have notified the Borrower in writing, on or prior to April 7, 2009, that the March 24 Report is not satisfactory to the Required Total Supplemental Amendment Participant Lenders, or
(H) if such amount has not been previously applied to the repayment of Obligations pursuant to this Section 3(m), within one Business Day after the Administrative Agent shall have notified the Borrower in writing, within 10 Business Days after the filing with the Bankruptcy Court of a new Reorganization Plan or modifications to the Existing Reorganization Plan, that such new Reorganization Plan or modifications to the Existing Reorganization Plan is not satisfactory to the Required Lenders or the Required Total Participant Lenders.
(ii) The Borrower shall apply an amount equal to 20% of the aggregate amount held in all Incremental Borrowing Base Cash Collateral Accounts to the repayment of Obligations in accordance with Section 2.19(b) of the Credit Agreement:
(A) if such amount has not been previously applied to the repayment of Obligations pursuant to this Section 3(m), within one Business Day after the Administrative Agent shall have notified the Borrower in writing, on or after March 5, 2009 but on or prior to March 18, 2009, that the Required Total Supplemental Amendment Participant Lenders have requested such application, unless the Borrower shall have delivered to the Administrative Agent the March 4 Report on or prior to March 4, 2009, or
(B) if such amount has not been previously applied to the repayment of Obligations pursuant to this Section 3(m), within one Business Day after the Administrative Agent shall have notified the Borrower in writing, on or prior to March 18, 2009, that the

March 4 Report is not satisfactory to the Required Total Supplemental Amendment Participant Lenders.”
     (d) Section 3 of the Accommodation Agreement is hereby amended by adding subsection (n) to read as follows:
“(n)(i) In each case to the extent permitted by applicable third parties, with respect to any material negotiations and/or material discussions with third parties in connection with the formulation of the Borrower’s emergence capital structure, the Borrower will (a) notify the DIP Lender Representatives and the Administrative Agent as soon as practicable prior to any such negotiations or discussions, (b) to the extent determined by the Borrower (in consultation with the DIP Lender Representatives and the Administrative Agent) to be appropriate in its reasonable business judgment and upon the reasonable request of any DIP Lender Representative or the Administrative Agent, include such DIP Lender Representative or the Administrative Agent, as applicable, as active participants in any such negotiations or discussions and (c) continue to work cooperatively with the DIP Lender Representatives and the Administrative Agent by promptly following any such negotiations or discussions in which the DIP Lender Representatives and the Administrative Agent do not participate with a substantive update with respect to such negotiations or discussions. In the event of a disagreement between the parties as to the DIP Lender Representative or the Administrative Agent attendance at any such negotiations or discussions, the Borrower will provide the DIP Lender Representatives and the Administrative Agent, in advance of any such negotiations or discussions, a comprehensive review of the issues to be discussed, any materials to be utilized, the Borrower’s position on such issues and the reasons for not including the DIP Lender Representatives and the Administrative Agent in such negotiations or discussions. To the extent that any DIP Lender Representative or the Administrative Agent has any reasonable addition to either the materials to be utilized or the Borrower’s position, the Borrower will incorporate such addition (in each case, unless the Borrower determines such addition to be inappropriate in its reasonable business judgment).
(ii) The Borrower shall work cooperatively and promptly with the DIP Lender Representatives to develop the March 4 Report, and the March 4 Report shall be used in connection with the Borrower’s formulation of an emergence capital structure and as the basis for stakeholder negotiations to the extent that any liquidity analysis and/or emergence capital structure is included in such stakeholder negotiations. If after delivery of the March 4 Report, any material changes are made in or affecting any underlying assumption included in the March 4 Report or any previously delivered report required to be delivered pursuant to this clause (3)(n)(ii) below, including industry volume assumption changes by any of GM, Ford, Chrysler or any major forecasting company (e.g. CSM, DRI/Global Insight, etc), then, if requested by the Administrative Agent at the direction of the Required Total Supplemental Amendment Participant Lenders, the Borrower shall use commercially reasonable efforts to update the emergence liquidity sufficiency analysis included in the March 4 Report or in any previously delivered update to the March 4 Report. The Borrower shall use commercially reasonable efforts to consider such updated analysis in any stakeholder negotiations not already completed.
(iii) For the purpose of this Section 3(n), “DIP Lender Representatives” means, collectively, the representatives from each of Alvarez & Marsal, The Blackstone Group and, if requested by the Administrative Agent, one additional institution designated by the Administrative Agent, which representatives shall be appointed by Alvarez & Marsal, The Blackstone Group and such additional designated institution, respectively.”
     2. Representation and Warranty. The Borrower and the Guarantors hereby represent and warrant that (i) all representations and warranties in the Accommodation Agreement, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Accommodation Supplemental Amendment Effective Date except to the extent such representations and warranties expressly relate to an earlier date and (ii) no Event of Default (other than a Specified Default) has occurred and is continuing on the date hereof.
     3. Conditions to Effectiveness. This Supplemental Amendment shall become effective on the date (the “Effective Date”) on which each of the following shall have occurred and the Administrative Agent shall have received evidence reasonably satisfactory to it of such occurrence:
     (a) this Supplemental Amendment shall have been executed by the Borrower, the Guarantors, the Required First Priority Participant Lenders and the Required Total Participant Lenders; and
     (b) immediately prior to the effectiveness of this Supplemental Amendment, no Event of Default (other than a Specified Default) shall have occurred and be continuing.
     4. Conditions Subsequent. This Supplemental Amendment shall automatically be null and void and of no further force and effect on the date (the “Termination Date”) that is 31 days (as computed pursuant to Rule 9006(a) of the Federal Rules of Bankruptcy Procedure) following the Effective Date, unless (I) the Bankruptcy Court shall have entered, prior to such date, one or more orders reasonably satisfactory in form and substance to the Administrative

Agent authorizing (A) this Supplemental Amendment (it being understood and agreed by the parties hereto that such approval is not required for this Supplemental Amendment to become effective, but will be sought by the Borrower solely for the avoidance of doubt), (B) the payment by the Borrower to the Administrative Agent of all fees referred to herein or in that certain Fee Letter (the “Fee Letter”) dated as of February 23, 2009 and (C) the payment by the Borrower of the Amendment Fees (as defined below), and (II) the Borrower shall have paid (A) to the Administrative Agent all fees referred to herein or in the Fee Letter, (B) to each Participant Lender that has executed and delivered a signature page hereto to the Administrative Agent no later than 12:00 p.m. (New York City time) on February 24, 2009, an amendment fee in an amount equal to 10 basis points of the Tranche A Total Commitment Usage, Tranche B Loans and Tranche C Loans of each such Participant Lender as of the Effective Date (the “Amendment Fees”) and (C) all invoiced expenses (including the fees and expenses of counsel to the Administrative Agent) of the Administrative Agent incurred in connection with the preparation, negotiation and execution of this Supplemental Amendment and other matters relating to the Loan Documents in accordance with Section 10.05 of the Credit Agreement; provided, however, that in the event the condition set forth in clause (I) of this Section 4 has been timely satisfied, but the order authorizing the payment of fees referred to in subsections (B) and (C) of such clause (I) has not become effective solely due to the denial of the Bankruptcy Court of the Borrower’s request for a waiver of the stay imposed by Rule 6004(h) of the Federal Rules of Bankruptcy Procedure, the Termination Date shall not be the date that is 31 days following the Effective Date but shall instead be the date that is one Business Day after the tenth day (as such ten-day period is determined under Rule 6004(h) of the Federal Rules of Bankruptcy Procedure) after the Bankruptcy Court enters such order, unless the Borrower shall have satisfied the condition set forth in clause (II) of this Section 4 by such date. Furthermore, this Supplemental Amendment shall automatically be null and void and of no further force and effect 3 Business Days after the Bankruptcy Court enters the order authorizing the payment of fees referred to in subsections (B) and (C) of clause (I) of this Section 4 (or, if the Bankruptcy Court denies the Borrower’s request for a waiver of the stay imposed by Rule 6004(h) of the Federal rules of Bankruptcy Procedure, one Business Day after the tenth day (as such ten-day period is determined under Rule 6004(h) of the Federal Rules of Bankruptcy Procedure) after the Bankruptcy Court enters such order), unless the Borrower shall have satisfied the condition set forth in clause (II) of this Section 4 by such date.
     5. Release. To the fullest extent permitted by applicable law, in consideration of the Agents’ and the Supplemental Amendment Participant Lenders’ execution of this Supplemental Amendment, the Borrower and the Guarantors each, on behalf of itself and each of its successors and assigns (including, without limitation, any receiver or trustee, collectively, the “Releasors”), does hereby forever release, discharge and acquit the Agents, each Supplemental Amendment Participant Lender and each of their respective parents, subsidiaries and affiliate corporations or partnerships, and their respective officers, directors, partners, trustees, shareholders, agents, attorneys and employees, and their respective successors, heirs and assigns, in the case of each of the foregoing solely in their capacities as such (collectively, the “Releasees”) of and from any and all claims, demands, liabilities, rights, responsibilities, disputes, causes of action (whether at law or equity), indebtedness and obligations (collectively, “Claims”), of every type, kind, nature, description or character, and irrespective of how, why or by reason of what facts, whether such Claims have heretofore arisen, are now existing or hereafter arise, or which could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, which in any way arise out of, are connected with or in any way relate to actions or omissions which occurred on or prior to the date hereof with respect to the Obligations, this Supplemental Amendment, the Accommodation Agreement, the Credit Agreement or any other Loan Document. This Section 5 shall survive (i) the expiration or termination of the Accommodation Period, of the Accommodation Agreement and of this Supplemental Amendment (including due to the occurrence of the Termination Date) and (ii) the termination of the Credit Agreement, the payment in full of all Obligations and the termination of all Commitments.
     6. Miscellaneous.
          (a) Except to the extent hereby amended, each Loan Party hereby affirms that the terms of the other Loan Documents (i) secure, and shall continue to secure, and (ii) guarantee, and shall continue to guarantee, in each case, the Obligations (as defined in the Credit Agreement) and acknowledges and agrees that each Loan Document is, and shall continue to be, in full force and effect and is hereby ratified and affirmed in all respects.
          (b) The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Supplemental Amendment, including the reasonable fees and disbursements of special counsel to the Administrative Agent and the Arrangers.
          (c) By delivery of its signature page hereto, each Supplemental Amendment Participant Lender acknowledges and agrees that the February 17 Report and the February 20 Report have been delivered.
          (d) No Person other than the parties hereto and any other Participant Lender, and, in the case of Section 5 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Supplemental Amendment, and all third-party beneficiary rights (other than the rights of the Releasees under Section 5 hereof and any other Lender) are hereby expressly disclaimed.
          (e) The parties hereto hereby agree that Section 8 of the Credit Agreement shall apply to this Supplemental Amendment and each other Loan Document and all actions taken or not taken by the Administrative Agent or any Participant Lender contemplated hereby.
          (f) Nothing in this Supplemental Amendment shall be deemed, asserted or construed to impair or prejudice the rights of the Administrative Agent and the Participant Lenders to appear and be heard on any issue, or to object to any relief sought, in the Bankruptcy Court, except to the extent that such actions would constitute a breach of the Administrative Agent’s or any Participant Lender’s obligations under the Accommodation Agreement.
          (g) Any provision of this Supplemental Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          (h) Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Supplemental Amendment.
          (i) This Supplemental Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A facsimile or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.
          (j) THIS SUPPLEMENTAL AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.
          (k) EACH OF THE BORROWER, THE GUARANTORS, THE AGENTS AND EACH PARTICIPANT LENDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL AMENDMENT.
[SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, the parties have entered into this Supplemental Amendment as of the day and year first above written.

BORROWER DELPHI CORPORATION
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President and Chief Financial Officer

GUARANTORS: DELPHI AUTOMOTIVE SYSTEMS (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS GLOBAL (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Chief Financial Officer

DELPHI AUTOMOTIVE SYSTEMS RISK MANAGEMENT CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Treasurer

DELPHI FOREIGN SALES CORPORATION, a Virgin Islands corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Controller

DELPHI INTERNATIONAL HOLDINGS CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LIQUIDATION HOLDING COMPANY, a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI NY HOLDING CORPORATION, a New York corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

ASEC MANUFACTURING, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

ASEC SALES, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELCO ELECTRONICS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI AUTOMOTIVE SYSTEMS KOREA, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Executive Officer & President

DELPHI AUTOMOTIVE SYSTEMS HUMAN RESOURCES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Vice President & Treasurer

DELPHI AUTOMOTIVE SYSTEMS INTERNATIONAL, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS SERVICES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS TENNESSEE, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS THAILAND, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI CONNECTION SYSTEMS, a California corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI ELECTRONICS (HOLDING) LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI INTERNATIONAL SERVICES, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Financial Officer & Treasurer

DELPHI MECHATRONIC SYSTEMS, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI SERVICES HOLDING CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

EXHAUST SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

ASPIRE, INC., a Michigan corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Vice President

DELPHI CHINA LLC, a Delaware limited liability company
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI DIESEL SYSTEMS CORP., a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI INTEGRATED SERVICE SOLUTIONS, INC., a Michigan corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Vice President

SPECIALTY ELECTRONICS, INC., a South Carolina corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

SPECIALTY ELECTRONICS INTERNATIONAL LTD., a Virgin Islands corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

PACKARD HUGHES INTERCONNECT COMPANY, a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

ENVIRONMENTAL CATALYSTS, LLC, a Delaware limited liability company
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI MEDICAL SYSTEMS COLORADO CORPORATION, a Colorado corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI MEDICAL SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI MEDICAL SYSTEMS TEXAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI TECHNOLOGIES, INC., a Delaware corporation
By:	/s/ Thomas N. Twomey
	Name:	Thomas N. Twomey
	Title:	Vice President Intellectual Property

DREAL, INC., a Delaware corporation
By:	/s/ John Jaffurs
	Name:	John Jaffurs
	Title:	President

Signature page for the Supplemental Amendment to the Accommodation Agreement, dated as of February 24, 2009 among Delphi Corporation and the lenders party thereto

Name of Lender:
By:
Name:
Title: